UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 14, 2004


                            HEALTHSOUTH Corporation
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                -----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                   1-10315                          63-0860407
          -----------------------       ----------------------------------
          (Commission File Number)      (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
          -----------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  Other Events and Required FD Disclosure.

         HEALTHSOUTH Corporation today issued a press release entitled:
"HEALTHSOUTH TO PROVIDE BUSINESS UPDATE ON JUNE 30, 2004."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By: /s/    Gregory L. Doody
                                         -----------------------------
                                         Name:  Gregory L. Doody
                                         Title:  Executive Vice President,
                                                   General Counsel and Secretary


         Dated: June 14, 2004


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                                                             Exhibit Index

Exhibit No.                       Description
-----------                       -----------

99                Press release of HEALTHSOUTH Corporation dated June 14, 2004.